UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21905

                 First Trust/Aberdeen Emerging Opportunity Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(GRAPHIC)

(FIRST TRUST LOGO)

ANNUAL REPORT

FOR THE YEAR ENDED DECEMBER 31, 2009

FIRST TRUST/ ABERDEEN EMERGING OPPORTUNITY FUND

(ABERDEEN ASSET MANAGEMENT LOGO)

TABLE OF CONTENTS

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                  ANNUAL REPORT
                                DECEMBER 31, 2009

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    7
Schedule of Forward Foreign Currency Contracts ............................   14
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Statement of Cash Flows ...................................................   18
Financial Highlights ......................................................   19
Notes to Financial Statements .............................................   20
Report of Independent Registered Public Accounting Firm ...................   27
Additional Information ....................................................   28
Board of Trustees and Officers ............................................   30
Privacy Policy ............................................................   34

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                  ANNUAL REPORT
                                DECEMBER 31, 2009

Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to December 31, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/Aberdeen Emerging Opportunity Fund

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
"AT A GLANCE"
AS OF DECEMBER 31, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                      FEO
Common Share Price                                            $      18.04
Common Share Net Asset Value ("NAV")                          $      19.76
Premium (Discount) to NAV                                            (8.70)%
Net Assets Applicable to Common Shares                        $106,716,519
Current Quarterly Distribution per Common Share (1)           $      0.350
Current Annualized Distribution per Common Share              $      1.400
Current Distribution Rate on Closing Common Share Price (2)           7.76%
Current Distribution Rate on NAV (2)                                  7.09%



Common Share Price & NAV
(weekly closing price)
[Performance Graph]

Common Share Price  NAV
12/31/08 10.25    12.87
1/2/09   11.18    13.06
1/9/09   11.36    13.24
1/16/09  11.09    13.00
1/23/09  10.98    12.85
1/30/09  11.17    13.07
2/6/09   11.69    13.37
2/13/09  11.05    13.10
2/20/09  10.02    12.55
2/27/09  9.97     12.45
3/6/09   9.51     12.29
3/13/09  10.48    12.76
3/20/09  10.23    12.75
3/27/09  10.71    13.12
4/3/09   11.15    13.59
4/9/09   11.40    13.96
4/17/09  11.59    14.31
4/24/09  11.50    14.42
5/1/09   11.90    14.72
5/8/09   12.69    15.67
5/15/09  12.26    15.47
5/22/09  13.12    16.05
5/29/09  13.77    16.40
6/5/09   14.06    16.80
6/12/09  14.26    16.97
6/19/09  14.12    16.21
6/26/09  14.32    16.38
7/2/09   14.44    16.47
7/10/09  14.12    16.38
7/17/09  14.72    17.00
7/24/09  15.40    17.50
7/31/09  15.64    17.78
8/7/09   16.09    18.21
8/14/09  15.95    18.06
8/21/09  16.09    18.25
8/28/09  15.90    18.25
9/4/09   15.92    18.30
9/11/09  16.58    18.81
9/18/09  17.00    19.29
9/25/09  16.86    19.01
10/2/09  17.23    19.11
10/9/09  18.36    19.62
10/16/09 18.27    19.85
10/23/09 18.42    19.82
10/30/09 17.47    19.23
11/6/09  17.66    19.47
11/13/09 17.86    19.82
11/20/09 18.09    19.84
11/27/09 18.18    19.76
12/4/09  18.40    19.99
12/11/09 18.12    19.93
12/18/09 18.22    19.78
12/24/09 18.03    19.64
12/31/09 18.04    19.76

Performance

                                                                  Average Annual
                                                   1 Year          Total Return
                                                    Ended     Inception (8/28/2006)
                                                 12/31/2009       to 12/31/2009
                                                 ----------   ---------------------
Fund Performance (3)
NAV                                                 69.25%            11.06%
Market Value                                        94.01%             6.60%
Index Performance
Blended Benchmark (4)                               42.59%            11.05%
Barclays Capital Global Emerging Markets Index      35.61%             7.34%
FTSE All World Emerging Market Index                82.56%            11.52%

                                          % OF TOTAL
TOP 10 HOLDINGS                          INVESTMENTS
---------------                          -----------
Republic of Argentina, 7.00%, 03/28/11       2.8%
Brazil NTN - B Note, 6.00%, 08/15/10         2.6
Samsung Electronics Company Ltd.,
   Preference Shares                         2.0
Petronas Capital Ltd., 5.25%, 08/12/19       2.0
Republic of Venezuela, 5.75%, 02/26/16       1.8
Vale S.A., Preference Shares ADR             1.8
Petroleo Brasileiro S.A., ADR                1.7
Republic of Iraq, 5.80%, 01/15/28            1.6
Banco Bradesco S.A., ADR                     1.5
PT Astra International Tbk                   1.5
                                            ----
   Total                                    19.3%
                                            ====

                       % OF TOTAL
CREDIT QUALITY (6)   BONDS & NOTES
------------------   -------------
AAA                        1.8
AA-                        2.4
A                          4.6
A-                         2.3
BBB+                       1.5
BBB                       15.9
BBB-                      10.8
BB+                        7.8
BB                        11.6
BB-                       15.3
B+                        11.0
B                          3.4
B-                         7.2
NR                         4.4
                         -----
   Total                 100.0%
                         =====


                        % OF TOTAL
TOP 10 COUNTRIES (5)   INVESTMENTS
--------------------   -----------
Brazil                    12.3%
Mexico                     9.1
Indonesia                  6.5
China                      5.8
Russia                     5.5
India                      4.1
Philippines                4.0
Malaysia                   3.7
South Africa               3.7
Argentina                  3.5
                          ----
   Total                  58.2%
                          ====

                                            % OF TOTAL
INDUSTRY CLASSIFICATION                    INVESTMENTS
-----------------------                    -----------
Government Bonds and Notes                     33.8%
Oil, Gas & Consumable Fuels                    13.1
Commercial Banks                               11.7
Semiconductors & Semiconductor Equipment        3.2
Diversified Financial Services                  3.1
Real Estate Management & Development            3.1
Food Retailing & Staples                        2.7
Wireless Telecommunication Services             2.5
Automobiles                                     2.5
Metals & Mining                                 2.5
Multiline                                       2.3
Specialty Retail                                1.9
Pharmaceuticals                                 1.9
Construction Materials                          1.9
Beverages                                       1.8
Tobacco                                         1.7
Household Products                              1.2
Food Products                                   1.1
Household Durables                              1.1
Special Purpose Bank                            1.0
Other                                           5.9
                                              -----
   Total                                      100.0%
                                              =====

(1) Most recent distribution paid or declared through 12/31/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2009. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%)

(5) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(6) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by one or more NRSROs and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund ("the Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

EQUITY MANAGEMENT TEAM

DEVAN KALOO

HEAD OF EMERGING MARKET EQUITY FOR THE ABERDEEN GROUP

Mr. Kaloo is responsible for the London-based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh, Scotland, shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

JOANNE IRVINE

HEAD OF GEM EQUITY TEAM EX ASIA

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance, specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES

INVESTMENT MANAGER, GEM EQUITY TEAM

After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

FIONA MORRISON

INVESTMENT MANAGER, GEM EQUITY TEAM

Ms. Morrison is an investment manager on the emerging markets ex Asia team. Ms. Morrison joined Aberdeen in 2001 as an analyst.

ANDY BROWN

INVESTMENT MANAGER, GEM EQUITY TEAM

Mr. Brown is an assistant investment manager on the emerging markets ex Asia team. Prior to joining Aberdeen in March 2005, Mr. Brown worked in the oil field consumables industry in the United Arab Emirates.

FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. At Standard & Poor's, Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

ESTHER CHAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt, and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP -- EQUITY

Stock market performance during 2009 reflected a sharp reversal in sentiment. Emerging markets ended sharply higher at year-end 2009, far outpacing the MSCI AC World Index's gain. Early in 2009, foreign investors fled the asset class as the credit crisis deepened. Foreign investors initially fled from emerging equities as the panic sown by the failure of several major financial institutions in developed markets pushed financial markets close to collapse. Economic activity contracted sharply as lending froze. Demand fell, exports tumbled and many emerging economies slipped into recession by early 2009. But sentiment turned around in mid-March, after governments injected unprecedented amounts of liquidity to stabilize the financial system. As fears that the world would suffer one of the deepest slumps since the Great Depression subsided, global markets bottomed in March 2009. The near uninterrupted rally that occurred was also helped by the economic recovery of many emerging market countries. On the economic front, unprecedented government intervention appears to have stabilized the global economy and several countries are now expanding again, led by emerging countries, prompting authorities to consider unwinding stimulus measures. Among the so-called BRIC economies, Brazil's GDP contracted less than the world's major economies in 2009; Russia's economy grew for two consecutive quarters after being hit hard by falling oil prices; China reported growth rates of around 9%: while India is forecast to expand by almost 8% for the 12 months ending March 31, 2010.

MARKET RECAP - FIXED-INCOME

Emerging market debt had a remarkably good year in 2009 as investors began the year very bearish on the asset class and ended the year very bullish. The JPMorgan Emerging Markets Bond Index-Global Diversified spread tightened from 748 over United States Treasuries at the start of 2009 to 287 at the end of the year, which equates to a spread compression of 461 basis points. Investors only started adding risk in March after the announcement from U.S. Treasury Secretary Geithner on the Public/Private Investment Program and the U.S. Federal Reserve then introduced quantitative easing ("QE:" an extreme form of monetary policy used to stimulate an economy where the interest rates are either at, or close to, zero). The most significant development for emerging markets was the new International Monetary Fund ("IMF") lending framework and the G20's (a group of finance ministers and central bank governors from 20 economies: 19 countries, plus the European Union) proposal to triple its resources to USD750 billion, which occurred around the same time as QE.

The remainder of the year consisted of investors continuing to add exposure to the asset class as their concerns regarding defaults decreased due to the extraordinary measures adopted by the various central banks around the world. Of particular note were several country-specific stories which helped to galvanize demand for the asset class such as Argentina's expected reopening of the debt exchange for their defaulted debt, the Russian central bank's establishment of the Vnesheconombank (a Russian state bank for development and foreign economic affairs) to offer loans to companies in Russia, the IMF's credit line with Ukraine, and political stability in Indonesia during and after their elections.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of 69.25% and a market value total return(1) of 94.01% for the year ended December 31, 2009, compared to the Fund's blended benchmark(2) total return of 42.59% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2009, for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 35.61% and the FTSE All World Emerging Market Index was 82.56%.

PERFORMANCE ANALYSIS - EQUITY

As global emerging markets recovered from their March 2009 lows, the Fund initially lagged the blended benchmark as more volatile stocks led the rally. However, the overweight to interest rate-sensitive sectors, such as consumer discretionary and financials, allowed the Fund to catch up as the rally broadened out. Several of the Fund's consumer holdings performed well, including Indonesian conglomerate Astra International and Brazilian retailer Lojas Renner. Many of the Fund's financial holdings also performed well, such as Standard Chartered, Akbank, Aksigorta, Grupo Financiero Banorte, Banco Bradesco and ICICI Bank.

Conversely, the overweight to defensive sectors, such as consumer staples, proved negative. Although these sectors had held up well amid the turmoil of 2008, they did not enjoy the full extent of the rebound in 2009, although this was mitigated partially by the Fund's underweight to telecoms and utilities.

The equity portion of the Fund rose by 81.06% in U.S. dollar terms over the period covered by this report, compared with a rise in the benchmark, the MSCI Global Emerging Markets Index, of 79.06 %.

PERFORMANCE ANALYSIS - FIXED-INCOME

Our conviction that the credits which had very poor returns in 2008 would have a strong rebound in 2009, such as the corporate bonds and higher-yielding countries, proved correct. The emerging market debt component of the Fund returned 54.18%, compared to the debt component(3) of the blended benchmark which returned 25.20%. This outperformance came from both local currency holdings and external bond holdings (debt denominated in G3 currencies; here, mostly debt denominated in U.S. dollars). Of particular note were the high returns from the external bonds of Ukraine, Argentina, the Dominican Republic and Russia. Brazil and Uruguay were the strong outperformers in local bonds compared to the benchmark.

----------
(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

(2) The Fund's blended benchmark consists of the following: 32.5% JPMorgan Emerging Markets Bond Index-Global Diversified; 32.5% JPMorgan Government Bond Index-Emerging Markets; and 35% MSCI (Morgan Stanley Capital International) Global Emerging Markets Index.

(3) The benchmark for the fixed-income portion of the Fund consists of the following: 50% JPMorgan Emerging Markets Bond Index--Global Diversified (JPM EMBI Global) and 50% JPMorgan Government Bond Index--Emerging Markets (JPM GBI-EM).

MARKET AND FUND OUTLOOK - EQUITY

In our opinion, emerging markets may rally further amid positive liquidity in the short term, but uncertainty and volatility are likely to persist. For now, policymakers appear to have decided that the withdrawal of extraordinary fiscal stimulus would be unwise, but this stimulus cannot continue indefinitely. The risk of asset bubbles could become more pronounced, if U.S. interest rates stay low, restricting any recovery of the U.S. dollar and prolonging the carry-trade. (A strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.) How emerging market countries will fare may depend on their ability to improve domestic demand in the face of developed economies' tepid recovery.

Nevertheless, we feel the inherent potential for emerging markets remains undimmed. We believe our stock-picking approach is especially relevant, given that earnings visibility has been obscured by the one-off effects of cost-cutting and inventory restocking. In our opinion, the Fund's holdings are generally well managed and financially sound.

MARKET AND FUND OUTLOOK - FIXED-INCOME

Heading into 2010 we remain positive on emerging market debt following a generally robust performance in 2009, but would acknowledge that the coming year will be more challenging as the focus shifts from the favorable growth backdrop to the uncertainty over exit strategies. At the outset of 2010, we would expect the strong growth outlook in emerging markets, supported by improving U.S. data, will generally be positive for risk appetite. In this context, we believe high-yield sovereigns and some of the smaller sovereign issuers should continue to perform well, along with selective quasi-sovereigns and corporates. In addition, we believe local currency debt will also offer some appeal as risk appetite remains healthy, in our opinion, but performance over the short-term may be mixed amid a firming U.S. dollar.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)(b)
DECEMBER 31, 2009

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (c) -- 59.2%
                ARGENTINA -- 3.6%
    1,390,769   Republic of Argentina (ARS) (d) .............................     4.68%  02/04/18   $    596,352
    3,170,000   Republic of Argentina (USD) .................................     7.00%  03/28/11      3,095,124
      177,646   Republic of Argentina (USD) .................................     8.28%  12/31/33        133,235
                                                                                                    ------------
                                                                                                       3,824,711
                                                                                                    ------------
                BRAZIL -- 4.2%
    2,640,000   Brazil NTN - B Note (BRL) ...................................     6.00%  08/15/10      2,888,653
      144,000   Dasa Finance Corp. (USD) ....................................     8.75%  05/29/18        150,120
      580,000   Odebrecht Finance Ltd. (USD) ................................     7.00%  04/21/20        589,425
      540,000   Petrobras International Finance Co. (USD) ...................     7.88%  03/15/19        625,779
      230,000   Telemar Norte Leste S.A. (USD) ..............................     9.50%  04/23/19        276,000
                                                                                                    ------------
                                                                                                       4,529,977
                                                                                                    ------------
                CHINA -- 1.0%
      470,000   Agile Property Holdings Ltd. (USD) ..........................    10.00%  11/14/16        479,400
      580,000   Parkson Retail Group Ltd. (USD) .............................     7.88%  11/14/11        594,028
                                                                                                    ------------
                                                                                                       1,073,428
                                                                                                    ------------
                COLOMBIA -- 2.3%
      460,000   Republic of Colombia (USD) ..................................     7.38%  03/18/19        523,250
      260,000   Republic of Colombia (USD) ..................................     7.38%  09/18/37        284,700
    1,735,000   Republic of Colombia (USD) ..................................     6.13%  01/18/41      1,613,550
                                                                                                    ------------
                                                                                                       2,421,500
                                                                                                    ------------
                CROATIA -- 1.4%
    1,400,000   Croatia Government International Bond (USD) .................     6.75%  11/05/19      1,510,639
                                                                                                    ------------
                DOMINICAN REPUBLIC -- 1.0%
      505,000   Cerveceria Nacional Dominica (USD) (d) ......................    16.00%  03/27/12        470,357
      528,000   Dominican Republic (USD) ....................................     8.63%  04/20/27        554,400
                                                                                                    ------------
                                                                                                       1,024,757
                                                                                                    ------------
                EL SALVADOR -- 1.0%
    1,070,000   Republic of El Salvador (USD) ...............................     7.65%  06/15/35      1,059,300
                                                                                                    ------------
                GABON -- 0.5%
      540,000   Gabonese Republic (USD) .....................................     8.20%  12/12/17        569,700
                                                                                                    ------------
                GHANA -- 0.6%
       90,000   Republic of Ghana (USD) .....................................     8.50%  10/04/17         92,925
      490,000   Republic of Ghana (USD) .....................................     8.50%  10/04/27        505,925
                                                                                                    ------------
                                                                                                         598,850
                                                                                                    ------------
                HUNGARY -- 1.5%
  227,370,000   Hungary Government Bond (HUF) ...............................     6.00%  10/24/12      1,172,089
   87,000,000   Hungary Government Bond (HUF) ...............................     5.50%  02/12/16        410,601
                                                                                                    ------------
                                                                                                       1,582,690
                                                                                                    ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)(b) -- (CONTINUED)
DECEMBER 31, 2009

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (c) -- (CONTINUED)
                INDONESIA -- 5.2%
      140,000   Indo Integrated Energy II B.V. (USD) ........................     9.75%  11/05/16   $    141,750
      330,000   Indonesian Government Bond (USD) ............................     6.75%  03/10/14        360,699
5,730,000,000   Indonesian Government Bond (IDR) ............................    10.75%  05/15/16        656,924
1,850,000,000   Indonesian Recapitalization Bond (IDR) ......................    13.40%  02/15/11        209,461
4,350,000,000   Indonesian Recapitalization Bond (IDR) ......................    13.45%  08/15/11        502,466
      850,000   Majapahit Holding B.V. (USD) ................................     7.75%  10/17/16        902,536
      150,000   Majapahit Holding B.V. (USD) ................................     7.25%  06/28/17        154,131
      200,000   Matahari International Financial Co. B.V. (USD) .............    10.75%  08/07/12        207,275
      620,000   MGTI Finance Company, Ltd. (USD) ............................     8.38%  09/15/10        625,719
      690,000   PT Adaro Indonesia (USD) ....................................     7.63%  10/22/19        685,687
      900,000   Republic of Indonesia (USD) .................................    10.38%  05/04/14      1,117,335
                                                                                                    ------------
                                                                                                       5,563,983
                                                                                                    ------------
                IRAQ -- 1.7%
    2,350,000   Republic of Iraq (USD) ......................................     5.80%  01/15/28      1,821,250
                                                                                                    ------------
                KAZAKHSTAN -- 2.5%
    1,050,000   Halyk Savings Bank of Kazakhstan (USD) ......................     9.25%  10/16/13      1,097,250
      730,000   KazakhGold Group Ltd. (USD) .................................     9.38%  11/06/13        730,475
      620,000   KazMunaiGaz Finance Sub B.V. (USD) ..........................     8.38%  07/02/13        674,250
      150,000   KazMunaiGaz Finance Sub B.V. (USD) ..........................    11.75%  01/23/15        181,500
                                                                                                    ------------
                                                                                                       2,683,475
                                                                                                    ------------
                LITHUANIA -- 1.3%
    1,310,000   Republic of Lithuania (USD) .................................     6.75%  01/15/15      1,341,977
                                                                                                    ------------
                MALAYSIA -- 2.1%
    2,180,000   Petronas Capital Ltd. (USD) .................................     5.25%  08/12/19      2,194,438
                                                                                                    ------------
                MEXICO -- 5.4%
      682,000   Axtel S.A.B. de C.V. (USD) ..................................     9.00%  09/22/19        702,460
      525,000   Corp. Geo S.A. de C.V. (USD) ................................     8.88%  09/25/14        544,688
      666,000   Desarrolladora Homex S.A. (USD) .............................     7.50%  09/28/15        636,030
    5,100,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) ..................     7.25%  12/15/16        384,207
   12,340,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) ..................    10.00%  11/20/36      1,075,812
    8,400,000   Mexico Cetes (MXN) ..........................................       (e)  03/04/10        636,967
      140,000   Pemex Project Funding Master Trust (USD) ....................     5.75%  03/01/18        142,258
    1,800,000   Pemex Project Funding Master Trust (USD) ....................     6.63%  06/15/38      1,683,959
                                                                                                    ------------
                                                                                                       5,806,381
                                                                                                    ------------
                NIGERIA -- 1.8%
      790,000   GTB Finance B.V. (USD) ......................................     8.50%  01/29/12        778,150
  174,000,000   KfW International Finance (NGN) .............................     8.50%  01/18/11      1,125,763
                                                                                                    ------------
                                                                                                       1,903,913
                                                                                                    ------------
                PAKISTAN -- 0.2%
      290,000   Islamic Republic of Pakistan (USD) ..........................     7.88%  03/31/36        214,442
                                                                                                    ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)(b) -- (CONTINUED)
DECEMBER 31, 2009

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (c) -- (CONTINUED)
                PERU -- 1.4%
      490,000   CFG Investment S.A.C. (USD) .................................     9.25%  12/19/13   $    488,775
    2,440,000   Peru Bono Soberano (PEN) ....................................     8.20%  08/12/26      1,011,852
                                                                                                    ------------
                                                                                                       1,500,627
                                                                                                    ------------
                PHILIPPINES -- 3.1%
      620,000   Republic of Philippines (USD) ...............................    10.63%  03/16/25        879,879
    1,470,000   Republic of Philippines (USD) ...............................     7.75%  01/14/31      1,664,775
      740,000   SM Investments Corp. (USD) ..................................     6.00%  09/22/14        738,784
                                                                                                    ------------
                                                                                                       3,283,438
                                                                                                    ------------
                QATAR -- 1.4%
    1,500,000   State of Qatar (USD) ........................................     5.25%  01/20/20      1,518,750
                                                                                                    ------------
                RUSSIA -- 4.6%
    1,180,000   Gaz Capital S.A. (USD) ......................................     9.25%  04/23/19      1,321,600
   17,000,000   GPB Eurobond Finance PLC (RUB) ..............................     7.25%  02/22/10        553,308
      630,000   LUKOIL International Finance B.V. (USD) .....................     7.25%  11/05/19        636,300
   22,502,740   Red Arrow International Leasing PLC (RUB) ...................     8.38%  06/30/12        747,901
      150,400   Russia Government International Bond (USD) ..................     7.50%  03/31/30        171,268
      670,000   TNK-BP Finance S.A. (USD) ...................................     7.50%  07/18/16        695,962
      750,000   VTB Capital S.A. (USD) ......................................     6.88%  05/29/18        757,500
                                                                                                    ------------
                                                                                                       4,883,839
                                                                                                    ------------
                SINGAPORE -- 0.7%
      700,000   Ciliandra Perkasa Finance Co. Pte Ltd. (USD) ................    10.75%  12/08/11        719,391
                                                                                                    ------------
                SOUTH AFRICA -- 1.5%
      860,000   Republic of South Africa (USD) ..............................     7.38%  04/25/12        944,581
    4,160,000   Republic of South Africa (ZAR) ..............................    13.50%  09/15/15        692,313
                                                                                                    ------------
                                                                                                       1,636,894
                                                                                                    ------------
                TURKEY -- 1.3%
    1,030,000   Turkey Government Bond (TRY) ................................       (e)  03/03/10        681,281
      320,000   Turkey Government Bond (TRY) ................................    16.00%  03/07/12        241,265
      460,000   Turkey Government Bond, Inflation Adjusted Bond (TRY) (f) ...    10.00%  02/15/12        428,457
                                                                                                    ------------
                                                                                                       1,351,003
                                                                                                    ------------
                UKRAINE -- 2.0%
      970,000   EX-IM Bank of Ukraine (USD) .................................     7.65%  09/07/11        824,500
      400,000   Naftogaz of Ukraine (USD) ...................................     9.50%  09/30/14        339,996
      500,000   UBS AG Jersey Branch, Credit Linked Note (USD) (j) ..........     9.13%  06/21/10        216,000
      830,000   Ukraine Government Bond (USD) ...............................     6.88%  03/04/11        763,600
                                                                                                    ------------
                                                                                                       2,144,096
                                                                                                    ------------
                URUGUAY -- 2.5%
      570,000   Republic of Uruguay (USD) ...................................     7.88%  01/15/33        632,700
    1,010,000   Republic Orient Uruguay (USD) ...............................     7.63%  03/21/36      1,098,375

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)(b) -- (CONTINUED)
DECEMBER 31, 2009

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (C) -- (CONTINUED)
                URUGUAY -- (CONTINUED)
   15,690,000   Republic Orient Uruguay, Inflation Adjusted Bond (UYU) (f) ..     5.00%  09/14/18   $    971,005
                                                                                                    ------------
                                                                                                       2,702,080
                                                                                                    ------------
                VENEZUELA -- 3.4%
      490,000   Bolivarian Republic of Venezuela (USD) ......................     7.75%  10/13/19        323,400
    2,360,000   Petroleos de Venezuela S.A. (USD) ...........................     5.25%  04/12/17      1,303,900
    3,110,000   Republic of Venezuela (USD) .................................     5.75%  02/26/16      2,037,050
                                                                                                    ------------
                                                                                                       3,664,350
                                                                                                    ------------
                TOTAL BONDS AND NOTES
                (Cost $60,454,293) ..........................................                         63,129,879
                                                                                                    ------------

    SHARES                               DESCRIPTION                                                    VALUE
-------------   -------------------------------------------------------------                       ------------
COMMON STOCKS -- 44.6%
                BRAZIL -- 8.5%
       78,450   Banco Bradesco S.A., ADR ....................................                          1,715,701
       43,000   Lojas Renner S.A ............................................                            970,649
       22,560   Multiplan Empreendimentos Imobiliarios S.A ..................                            420,489
       44,000   Petroleo Brasileiro S.A., ADR ...............................                          1,865,160
       25,300   Souza Cruz S.A ..............................................                            839,361
       28,000   Ultrapar Participacoes S.A., Preference Shares ..............                          1,288,386
       80,000   Vale S.A., Preference Shares, ADR ...........................                          1,985,600
                                                                                                    ------------
                                                                                                       9,085,346
                                                                                                    ------------
                CHILE -- 0.9%
       15,600   Banco Santander Chile S.A., ADR. ............................                          1,010,568
                                                                                                    ------------
                CHINA -- 5.0%
      130,000   China Mobile Ltd. (g) .......................................                          1,209,585
      350,000   Dah Sing Banking Group Ltd. (g) .............................                            519,699
      200,000   Hang Lung Group Ltd. (g) ....................................                            989,103
      920,000   PetroChina Company Ltd., H Shares (g) .......................                          1,093,741
      700,000   Swire Pacific Ltd., B Shares (g) ............................                          1,531,007
                                                                                                    ------------
                                                                                                       5,343,135
                                                                                                    ------------
                CZECH REPUBLIC -- 0.6%
        3,000   Komercni Banka AS (g) .......................................                            642,834
                                                                                                    ------------
                HUNGARY -- 1.3%
        6,300   Richter Gedeon Nyrt (g) (h) .................................                          1,434,178
                                                                                                    ------------
                INDIA -- 4.3%
       32,000   Bharti Airtel Ltd. (g) ......................................                            226,105
       20,000   GlaxoSmithKline Pharmaceuticals Ltd. (g) ....................                            688,730
       13,000   Grasim Industries Ltd. (g) ..................................                            690,831

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)(b) -- (CONTINUED)
DECEMBER 31, 2009

    SHARES                               DESCRIPTION                                                    VALUE
-------------   -------------------------------------------------------------                       ------------
COMMON STOCKS -- (CONTINUED)
                INDIA -- (CONTINUED)
       29,000   Hero Honda Motors Ltd. (g) ..................................                       $  1,066,643
       59,000   Hindustan Unilever Ltd. (g) .................................                            334,387
       11,500   Housing Development Finance Corp., Ltd. (g) .................                            657,973
       20,000   ICICI Bank Ltd. (g) .........................................                            374,796
       10,000   Infosys Technologies Ltd. (g) ...............................                            556,551
                                                                                                    ------------
                                                                                                       4,596,016
                                                                                                    ------------
                INDONESIA -- 1.6%
      460,000   PT Astra International Tbk (g) ..............................                          1,691,142
                                                                                                    ------------
                ITALY -- 0.9%
       23,600   Tenaris S.A., ADR ...........................................                          1,006,540
                                                                                                    ------------
                MALAYSIA -- 1.8%
       80,300   British American Tobacco Malaysia Berhad (g) ................                          1,002,318
      289,000   Public Bank Berhad (g) ......................................                            949,992
                                                                                                    ------------
                                                                                                       1,952,310
                                                                                                    ------------
                MEXICO -- 4.0%
       31,900   Fomento Economico Mexicano, S.A.B. de C.V., ADR .............                          1,527,372
       40,000   Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR ...                            532,400
      352,000   Grupo Financiero Banorte, S.A.B. de C.V., O Shares ..........                          1,269,482
      209,000   Kimberly-Clark de Mexico, S.A.B. de C.V., A Shares ..........                            935,723
                                                                                                    ------------
                                                                                                       4,264,977
                                                                                                    ------------
                PHILIPPINES -- 1.1%
    1,164,000   Bank of the Philippine Islands (g) ..........................                          1,202,212
                                                                                                    ------------
                RUSSIA -- 1.1%
       20,500   LUKOIL, ADR .................................................                          1,156,200
                                                                                                    ------------
                SOUTH AFRICA -- 2.3%
      130,000   Massmart Holdings Ltd. (g) ..................................                          1,574,024
      142,729   Truworths International Ltd. (g) ............................                            838,841
                                                                                                    ------------
                                                                                                       2,412,865
                                                                                                    ------------
                SOUTH KOREA -- 3.0%
       47,008   Busan Bank (g) ..............................................                            560,873
        4,900   Samsung Electronics Co., Ltd., Preference Shares (g) ........                          2,208,642
          850   Shinsegae Co., Ltd. (g) .....................................                            392,605
                                                                                                    ------------
                                                                                                       3,162,120
                                                                                                    ------------
                TAIWAN -- 2.7%
      800,450   Taiwan Mobile Company, Ltd. (g) .............................                          1,560,491
      643,953   Taiwan Semiconductor Manufacturing Company, Ltd. (g) ........                          1,297,885
                                                                                                    ------------
                                                                                                       2,858,376
                                                                                                    ------------
                THAILAND -- 2.3%
      250,000   PTT Exploration and Production Public Co., Ltd ..............                          1,102,280
      190,000   Siam Cement Public (The) Co., Ltd. (g) ......................                          1,359,849
                                                                                                    ------------
                                                                                                       2,462,129
                                                                                                    ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)(b) -- (CONTINUED)
DECEMBER 31, 2009

    SHARES                               DESCRIPTION                                                    VALUE
-------------   -------------------------------------------------------------                       ------------
COMMON STOCKS -- (CONTINUED)
                TURKEY -- 2.1%
       55,226   Akbank TAS (g) ..............................................                       $    351,400
      253,000   Aksigorta AS (g) ............................................                            883,397
       21,188   Bim Birlesik Magazalar AS (g) ...............................                            985,312
                                                                                                    ------------
                                                                                                       2,220,109
                                                                                                    ------------
                UNITED KINGDOM -- 1.1%
       45,696   Standard Chartered PLC (g) ..................................                          1,153,634
                                                                                                    ------------
                TOTAL COMMON STOCKS
                (Cost $36,151,550)...........................................                         47,654,691
                                                                                                    ------------
                TOTAL INVESTMENTS -- 103.8%
                (Cost $96,605,843) (i) ......................................                        110,784,570
                OUTSTANDING LOAN -- (5.4)% ..................................                         (5,800,000)
                NET OTHER ASSETS AND LIABILITIES -- 1.6% ....................                          1,731,949
                                                                                                    ------------
                NET ASSETS -- 100.0% ........................................                       $106,716,519
                                                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All of these securities are available to serve as collateral for the outstanding loan.

(c) Bonds and notes are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(d) Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2009.

(e)  Zero coupon bond.

(f) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(g) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(h)  Non-income producing security.

(i) Aggregate cost for federal income tax purposes is $97,297,335. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,388,648 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,901,413.

(j)  Credit linked to the KSC State Export-Import Bank of Ukraine.

ADR American Depositary Receipt

Currency

ARS Argentine Peso
BRL Brazilian Real
COP Colombian Peso
HUF Hungarian Forint
IDR Indonesian Rupiah
MXN Mexican Peso
NGN Nigerian Naira
PEN Peruvian New Sol
RUB Russian Ruble
TRY Turkish Lira
USD United States Dollar
UYU Uruguayan Peso
ZAR South African Rand

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                           LEVEL 2        LEVEL 3
                                               TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                             VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                            12/31/2009       PRICES        INPUTS         INPUTS
                                           ------------   -----------   ------------   ------------
Bonds and Notes * ......................   $ 63,129,879   $        --   $63,129,879         $--
                                           ------------   -----------   -----------         ---
Common Stocks
   Brazil ..............................      9,085,346     9,085,346            --          --
   Chile ...............................      1,010,568     1,010,568            --          --
   China ...............................      5,343,135            --     5,343,135          --
   Czech Republic ......................        642,834            --       642,834          --
   Hungary .............................      1,434,178            --     1,434,178          --
   India ...............................      4,596,016            --     4,596,016          --
   Indonesia ...........................      1,691,142            --     1,691,142          --
   Italy ...............................      1,006,540     1,006,540            --          --
   Malaysia ............................      1,952,310            --     1,952,310          --
   Mexico ..............................      4,264,977     4,264,977            --          --
   Philippines .........................      1,202,212            --     1,202,212          --
   Russia ..............................      1,156,200     1,156,200                        --
   South Africa ........................      2,412,865            --     2,412,865          --
   South Korea .........................      3,162,120            --     3,162,120          --
   Taiwan ..............................      2,858,376            --     2,858,376          --
   Thailand ............................      2,462,129     1,102,280     1,359,849          --
   Turkey ..............................      2,220,109            --     2,220,109          --
   United Kingdom ......................      1,153,634            --     1,153,634          --
                                           ------------   -----------   -----------         ---
      Total Common Stock ...............     47,654,691    17,625,911    30,028,780          --
                                           ------------   -----------   -----------         ---
Total Investments ......................    110,784,570    17,625,911    93,158,659          --
                                           ------------   -----------   -----------         ---
Other Financial Instruments:
Forward Foreign Currency Contracts ** ..         27,160        27,160            --          --
                                           ------------   -----------   -----------         ---
                                           $110,811,730   $17,653,071   $93,158,659         $--
                                           ============   ===========   ===========         ===

                                LIABILITIES TABLE

                                                                           LEVEL 2        LEVEL 3
                                               TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                             VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                            12/31/2009       PRICES        INPUTS         INPUTS
                                           ------------   -----------   ------------   ------------
Forward Foreign Currency Contracts ** ..     $(29,629)     $(29,629)         $--            $--
                                             =========     ========        ========      ========

*    See the Portfolio of Investments for country breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2009

               FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                          CONTRACTS TO RECEIVE
             ---------------------------------------------        NET           NET
                                      LOCAL                   UNREALIZED     UNREALIZED
                                    CURRENCY        IN       APPRECIATION   DEPRECIATION
SETTLEMENT         LOCAL            VALUE IN     EXCHANGE    OF CONTRACTS   OF CONTRACTS
   DATE         CURRENCY (a)         U.S. $     FOR U.S. $      U.S. $         U.S. $
----------   -----------------     ----------   ----------   ------------   ------------
03/05/10     COP   958,850,000 (b)  $468,326    $ 475,149        $--          $(6,823)
01/22/10     HUF    63,871,000 (c)   339,060      339,000         60              --
                                                                 ---          -------
                                                                 $60          $(6,823)
                                                                 ---          -------

               FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                          CONTRACTS TO DELIVER
             ---------------------------------------------        NET            NET
                                      LOCAL                   UNREALIZED     UNREALIZED
                                    CURRENCY        IN       APPRECIATION   DEPRECIATION
SETTLEMENT         LOCAL            VALUE IN     EXCHANGE    OF CONTRACTS   OF CONTRACTS
   DATE         CURRENCY (a)         U.S. $     FOR U.S. $      U.S. $         U.S. $
----------   -----------------     ----------   ----------   ------------   ------------
03/05/10     BRL     3,834,000 (d) $2,175,393   $2,189,106      $13,713       $     --
03/05/10     COP   958,850,000 (d)    468,326      481,713       13,387             --
01/22/10     HUF   116,964,000 (b)    620,905      605,372           --        (15,533)
01/22/10     ZAR     5,196,000 (e)    701,766      694,493           --         (7,273)
                                                                -------       --------
                                                                $27,100       $(22,806)
                                                                -------       --------
Unrealized Appreciation (Depreciation) ...................      $27,160       $(29,629)
                                                                =======       ========
Net Unrealized Appreciation (Depreciation) ...............                    $ (2,469)
                                                                              ========

(a)  Please see page 12 for currency descriptions.

(b)  Counterparty - Citibank

(c)  Counterparty - Credit Suisse

(d)  Counterparty - JPMorgan Chase

(e)  Counterparty - UBS

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments, at value
(Cost $96,605,843) ............................................   $110,784,570
Cash ..........................................................        842,935
Foreign currency (Cost $17,533) ...............................         17,607
Unrealized appreciation on forward foreign currency
   contracts ..................................................         27,160
Prepaid expenses ..............................................          4,980
Receivables:
   Interest ...................................................      1,146,902
   Dividends ..................................................         44,603
                                                                  ------------
      Total Assets ............................................    112,868,757
                                                                  ------------
LIABILITIES:
Outstanding loan ..............................................      5,800,000
Unrealized depreciation on forward foreign currency
   contracts ..................................................         29,629
Payables:
   Investment advisory fees ...................................         96,120
   Common Shares repurchased ..................................         71,497
   Audit and tax fees .........................................         52,000
   Custodian fees .............................................         28,008
   Printing fees ..............................................         20,107
   Interest and fees on loan ..................................         17,407
   Legal fees .................................................         15,814
   Administrative fees ........................................          9,132
   Transfer agent fees ........................................          4,882
Other liabilities .............................................          7,642
                                                                  ------------
      Total Liabilities .......................................      6,152,238
                                                                  ------------
NET ASSETS ....................................................   $106,716,519
                                                                  ============
NET ASSETS CONSISTS OF:
Paid-in capital ...............................................   $ 99,045,506
Par value .....................................................         54,002
Accumulated net investment income (loss) ......................       (915,972)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency
   transactions ...............................................     (5,648,080)
Net unrealized appreciation (depreciation) on investments,
   forward foreign currency contracts and foreign currency
   translation ................................................     14,181,063
                                                                  ------------
NET ASSETS ....................................................   $106,716,519
                                                                  ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common
   Share) .....................................................   $      19.76
                                                                  ============
Number of Common Shares outstanding (unlimited number of Common
   Shares has been authorized) ................................      5,400,233
                                                                  ============

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $20,099) ..........   $ 6,352,998
Dividends (net of foreign withholding tax of $133,760) ........     1,321,620
                                                                  -----------
      Total investment income .................................     7,674,618
                                                                  -----------
EXPENSES:
Investment advisory fees ......................................     1,024,411
Interest and fees on loan .....................................       290,136
Custodian fees ................................................       162,631
Administrative fees ...........................................       103,947
Legal fees ....................................................        83,458
Printing fees .................................................        82,474
Audit and tax fees ............................................        55,609
Trustees" fees and expenses ...................................        39,297
Transfer agent fees ...........................................        33,549
Other .........................................................        93,668
                                                                  -----------
      Total expenses ..........................................     1,969,180
                                                                  -----------
NET INVESTMENT INCOME (LOSS) ..................................     5,705,438
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ................................................    (2,318,490)
   Forward foreign currency contracts .........................    (1,324,380)
   Foreign currency transactions ..............................      (312,761)
                                                                  -----------
Net realized gain (loss) ......................................    (3,955,631)
                                                                  -----------
Net change in unrealized appreciation (depreciation) on:
   Investments (a) ............................................    44,615,020
   Forward foreign currency contracts .........................       184,163
   Foreign currency translation ...............................        36,041
                                                                  -----------
Net change in unrealized appreciation (depreciation) ..........    44,835,224
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) .......................    40,879,593
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $46,585,031
                                                                  ===========

----------
(a) Change in unrealized appreciation (depreciation) on investments is net of decrease in deferred foreign capital gains tax of $78,842.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR           YEAR
                                                                             ENDED          ENDED
                                                                          12/31/2009     12/31/2008
                                                                         ------------   ------------
OPERATIONS:
Net investment income (loss) .........................................   $  5,705,438   $  6,367,854
Net realized gain (loss) .............................................     (3,955,631)    (3,040,576)
Net change in unrealized appreciation (depreciation) .................     44,835,224    (46,393,364)
                                                                         ------------   ------------
Net increase (decrease) in net assets resulting from operations ......     46,585,031    (43,066,086)
                                                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................................     (4,606,552)    (6,396,916)
Net realized gain ....................................................             --       (573,086)
Return of capital ....................................................     (3,534,075)    (2,227,912)
                                                                         ------------   ------------
Total distributions to shareholders ..................................     (8,140,627)    (9,197,914)
                                                                         ------------   ------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares ..........................................     (7,092,729)      (483,289)
                                                                         ------------   ------------
Total increase (decrease) in net assets ..............................     31,351,675    (52,747,289)
NET ASSETS:
Beginning of period ..................................................     75,364,844    128,112,133
                                                                         ------------   ------------
End of period ........................................................   $106,716,519   $ 75,364,844
                                                                         ============   ============
Accumulated net investment income (loss) at end of period ............   $   (915,972)  $   (505,147)
                                                                         ============   ============
CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .................................      5,855,188      5,905,236
Common Shares repurchased* ...........................................       (454,955)       (50,048)
                                                                         ------------   ------------
Common Shares at end of period .......................................      5,400,233      5,855,188
                                                                         ============   ============

* On November 17, 2008, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on May 17, 2009, but on June 2, 2009, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program expired again on December 2, 2009, but on December 15, 2009, the Fund again announced that the Board authorized the continuation of the Fund's share repurchase program. For the years ended December 31, 2009, and 2008, the Fund repurchased 454,955 and 50,048, respectively, of its shares at a weighted-average discount of 11.47% and 22.65%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares as it believes such activity will further the accomplishment of the foregoing objectives, subject to the earlier of (i) the repurchase of an additional 203,625 common shares (for an aggregate of 708,628), or (ii) March 15, 2010.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..............   $ 46,585,031
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ..................................................    (65,279,871)
   Sales and maturities of investments .......................................     85,391,461
   Net amortization/accretion of premium/discount on investments .............     (1,276,079)
   Net realized gain/loss on investments .....................................      2,318,490
   Net change in unrealized appreciation/depreciation on investments .........    (44,615,020)
   Increase in net unrealized appreciation/depreciation on forward
      foreign currency contracts .............................................       (184,163)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in dividends receivable ..........................................          4,245
   Decrease in interest receivable ...........................................        337,801
   Increase in interest and fees on loan payable .............................          4,687
   Increase in investment advisory fees payable ..............................         21,036
   Increase in legal fees payable ............................................         13,498
   Increase in printing fees payable .........................................          4,245
   Increase in transfer agent fees payable ...................................          2,298
   Increase in administrative fees payable ...................................            799
   Decrease in custodian fees payable ........................................         (5,790)
   Decrease in Trustees" fees and expenses payable ...........................            (75)
   Decrease in prepaid expenses ..............................................         85,723
   Increase in other liabilities .............................................          6,042
                                                                                 ------------
CASH PROVIDED BY OPERATING ACTIVITIES ........................................                  $ 23,414,358
CASH FLOWS FROM FINANCING ACTIVITIES:
   Repurchase of Common Shares ...............................................     (7,050,637)
   Distributions to Common Shareholders from net investment income ...........     (4,606,552)
   Return of capital distributions ...........................................     (3,534,075)
   Repayments of loan ........................................................     (7,700,000)
                                                                                 ------------
CASH USED IN FINANCING ACTIVITIES ............................................                   (22,891,264)
                                                                                                ------------
Increase in cash and foreign currency (a) ....................................                       523,094
Cash and foreign currency at beginning of period .............................                       337,448
                                                                                                ------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD ...................................                  $    860,542
                                                                                                ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ............................                  $    285,449
                                                                                                ============

----------
(a) Includes net change in unrealized appreciation/depreciation on foreign currency of $749.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR         YEAR         YEAR          PERIOD
                                                        ENDED        ENDED        ENDED          ENDED
                                                     12/31/2009   12/31/2008   12/31/2007   12/31/2006 (a)
                                                     ----------   ----------   ----------   --------------
Net asset value, beginning of period .............    $  12.87    $ 21.69       $  20.58     $  19.10(b)
                                                      --------    -------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................        1.01       1.09(c)        0.92         0.29
Net realized and unrealized gain (loss) ..........        7.16      (8.37)          2.00         1.58
                                                      --------    -------       --------     --------
Total from investment operations .................        8.17      (7.28)          2.92         1.87
                                                      --------    -------       --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................       (0.81)     (1.08)         (0.79)       (0.31)
Net realized gain ................................          --      (0.10)         (1.02)          --
Return of capital ................................       (0.63)     (0.38)            --        (0.04)
                                                      --------    -------       --------     --------
Total distributions ..............................       (1.44)     (1.56)         (1.81)       (0.35)
                                                      --------    -------       --------     --------
Common Shares offering costs charged to
   paid-in capital ...............................          --         --             --        (0.04)
                                                      --------    -------       --------     --------
Capital share repurchases ........................        0.16       0.02             --           --
                                                      --------    -------       --------     --------
Net asset value, end of period ...................    $  19.76    $ 12.87       $  21.69     $  20.58
                                                      ========    =======       ========     ========
Market value, end of period ......................    $  18.04    $ 10.25       $  19.50     $  19.03
                                                      ========    =======       ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (D) ........       69.25%    (33.94)%        15.74%        9.74%
                                                      ========    =======       ========     ========
TOTAL RETURN BASED ON MARKET VALUE (D) ...........       94.01%    (41.48)%        12.53%       (3.10)%
                                                      ========    =======       ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............    $106,717    $75,365       $128,112     $121,519
Ratio of total expenses to average net assets ....        2.11%      2.00%          2.04%        2.16%(e)
Ratio of total expenses to average net assets
   excluding interest expense and fees on loan ...        1.80%      1.60%          1.58%        2.05%(e)
Ratio of net investment income to average net
   assets ........................................        6.11%      5.73%          4.31%        4.27%(e)
Portfolio turnover rate ..........................          66%        64%            95%          40%
INDEBTEDNESS:
Outstanding loan (in 000's) ......................    $  5,800    $13,500       $  8,000     $  7,000
Asset coverage per $1,000 of indebtedness (f) ....    $ 19,399    $ 6,583       $ 17,014     $ 18,360

(a) Initial seed date of July 14, 2006. The Fund commenced operations on August 28, 2006.

(b)  Net of sales load of $0.90 per Common Share on initial offering.

(c)  Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year.

(e)  Annualized.

(f) Calculated by subtracting the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2009

                              1. FUND DESCRIPTION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings, minus accrued liabilities). There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency linked notes and credit linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2009

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     -    Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     -    Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                    -    Quoted prices for similar securities in active markets.

                    - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

                    - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

                    - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     -    Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of December 31, 2009 is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At December 31, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

C. CREDIT LINKED NOTES:

The Fund invests in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2009

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities and the Schedule of Forward Foreign Currency Contracts. Realized and unrealized gains and losses are included on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which would exceed the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended December 31, 2009, the open and close values of forward foreign currency contracts were $6,308,343 and $(1,324,380), respectively.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 2009, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $1,509,711 and an increase in accumulated net realized gain
(loss) of $1,509,711. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

                                                    2009         2008
                                                -----------   ----------
Distributions paid from:
Ordinary Income .............................   $ 4,606,552   $6,476,214
Long-Term Capital Gains .....................            --      493,788
Return of Capital ...........................     3,534,075    2,227,912

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...............   $        --
Net Unrealized Appreciation (Depreciation) ..    13,492,040
Accumulated Capital and Other Losses ........    (5,875,029)

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2009

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $5,609,855, with $495,817 and $5,114,038 expiring on December 31, 2016 and 2017, respectively.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Fund intends to elect to defer net realized foreign currency losses of $265,174 incurred between November 1, 2009 through December 31, 2009.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2008, 2007 and 2006 remain open to federal and state audit. As of December 31, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aberdeen Asset Management Inc. (the "sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2009

Lead Independent Trustee and each Committee chairman served two-year terms which ended December 31, 2009, before rotating to serve as a chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2009, were $65,279,871 and $85,227,316, respectively.

                                  5. BORROWING

The Fund has entered into a revolving loan agreement with The Bank of Nova Scotia, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $28,000,000. As of December 31, 2009, the Fund had one loan outstanding under the loan agreement of $5,800,000. For the year ended December 31, 2009, the average amount outstanding was $8,940,548. The high and low annual interest rates during the year ended December 31, 2009, were 2.26% and 1.53%, respectively, and the weighted-average interest rate was 1.68%. The interest rate at December 31, 2009 was 1.53%. The Fund also pays a commitment fee of 0.35% per year, which is included in "Interest and fees on loan" on the Statement of Operations. Prior to November 16, 2009, the revolving loan agreement had a commitment fee of 0.25% per year and an administration fee of $100,000. The revolving loan agreement has been extended until November 15, 2010.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerg-

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2009

ing market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its Managed Assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund,

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2009

the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                               8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that there was a subsequent event as follows:

On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC.

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc. and PFPC Trust Company and PNC has indicated that it is expected to close in the third quarter of 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the portfolio of investments and schedule of forward foreign currency contracts, as of December 31, 2009, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Emerging Opportunity Fund as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


(DELOITTE & TOUCHE LLP)

Chicago, Illinois
February 25, 2010

ADDITIONAL INFORMATION

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders of the Common Shares of First Trust/Aberdeen Emerging Opportunity Fund was held on May 11, 2009. At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 4,717,830, the number of votes against was 727,391 and the number of abstentions was 386,409. The number of votes cast in favor of Mr. Kadlec was 4,715,084, the number of votes against was 730,137 and the number of abstentions was 386,409. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

At the Annual Meeting, shareholders also voted not to approve a shareholder proposal submitted by Opportunity Income Plus L.P. (the "Proposal") requesting the Board of Trustees of the Fund to authorize a self-tender offer for all outstanding shares of the Fund at net asset value. The Proposal additionally requested that if more than 50% of the Fund's outstanding shares were tendered, the tender offer should be cancelled and the Fund should be liquidated or merged into an open-end mutual fund. The number of votes cast in favor of the Proposal was 859,640, the number of votes against the Proposal was 2,460,792, the number of abstentions was 84,397 and the number of broker non-votes was 2,040,392.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 16, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

The Fund hereby designates as qualified dividend income distributions 18.12% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2009. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2009, qualify for corporate dividends received deduction available to corporate shareholders.

The Fund meets the requirements of Section 853 of the Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $5,332,071 (representing a total of $0.99 per share). The total amount of taxes paid to such countries is $153,859 (representing a total of $0.03 per share).

BOARD OF TRUSTEES AND OFFICERS

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2009 (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is set forth below.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                           THE FIRST TRUST
        NAME, ADDRESS,                                                                       FUND COMPLEX      OTHER TRUSTEESHIPS
       DATE OF BIRTH AND            TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS DURING     OVERSEEN BY        OR DIRECTORSHIPS
    POSITION WITH THE FUND         LENGTH OF SERVICE(1)             PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
    ----------------------       -----------------------   -----------------------------   ---------------   ----------------------
                                                       INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee     -  Three Year Term        Physician; President, Wheaton          61         None
c/o First Trust Advisors L.P.                              Orthopedics; Co-owner and
120 E. Liberty Drive,            -  Since Fund Inception   Co-Director (January 1996 to
Suite 400                                                  May 2007), Sports Med Center
Wheaton, IL 60187                                          for Fitness; Limited Partner,
D.OB.: 04/51                                               Gundersen Real Estate
                                                           Partnership; Sportsmed LLC

Thomas R. Kadlec, Trustee        -  Three Year Term        Senior Vice President and              61         Director of ADM
c/o First Trust Advisors L.P.                              Chief Financial Officer (May                      Investor Service,
120 E. Liberty Drive,            -  Since Fund Inception   2007 to Present), Vice                            Inc. and ADM Investor
Suite 400                                                  President and Chief Financial                     Services International
Wheaton, IL 60187                                          Officer (1990 to May 2007),
D.O.B.: 11/57                                              ADM Investor Services, Inc.
                                                           (Futures Commission Merchant)

Robert F. Keith, Trustee         -  Three Year Term        President (2003 to Present),           61         None
c/o First Trust Advisors L.P.                              Hibs Enterprises (Financial
120 E. Liberty Drive,            -  Since Fund Inception   and Management Consulting);
Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2009 (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                           THE FIRST TRUST
        NAME, ADDRESS,                                                                       FUND COMPLEX      OTHER TRUSTEESHIPS
       DATE OF BIRTH AND            TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS DURING     OVERSEEN BY        OR DIRECTORSHIPS
    POSITION WITH THE FUND         LENGTH OF SERVICE(1)             PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
    ----------------------       -----------------------   -----------------------------   ---------------   ----------------------
                                                 INDEPENDENT TRUSTEES (CONTINUED)

Niel B. Nielson, Trustee         -  Three Year Term        President (June 2002 to                61         Director of Covenant
c/o First Trust Advisors L.P.                              Present), Covenant College                        Transport Inc.
120 E. Liberty Drive,            -  Since Fund Inception
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                        INTERESTED TRUSTEE

James A. Bowen(2), Trustee,      -  Three Year Trustee     President, First Trust                 61         Trustee of Wheaton
President, Chairman of the          Term and Indefinite    Advisors L.P. and First                           College
Board and CEO                       Officer Term           Trust Portfolios L.P.;
120 E. Liberty Drive,                                      Chairman of the Board of
Suite 400                        -  Since Fund Inception   Directors, BondWave LLC
Wheaton, IL 60187                                          (Software Development
D.O.B.: 09/55                                              Company/Investment Advisor)
                                                           and Stonebridge Advisors
                                                           LLC (Investment Advisor)

    NAME, ADDRESS           POSITION AND OFFICES            TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                 LENGTH OF SERVICE                   DURING PAST 5 YEARS
  ------------------    ----------------------------   ---------------------------   ----------------------------------------
                                               OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley         Treasurer, Controller, Chief   -  Indefinite Term            Chief Financial Officer, First Trust
120 E. Liberty Drive,   Financial Officer and Chief                                  Advisors L.P. and First Trust Portfolios
Suite 400               Accounting Officer             -  Since Fund Inception       L.P.; Chief Financial Officer, BondWave
Wheaton, IL 60187                                                                    LLC (Software Development
D.O.B.: 11/57                                                                        Company/Investment Advisor) and
                                                                                     Stonebridge Advisors LLC (Investment
                                                                                     Advisor)

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2009 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES            TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                 LENGTH OF SERVICE                   DURING PAST 5 YEARS
  ------------------    ----------------------------   ---------------------------   ----------------------------------------
                                         OFFICERS WHO ARE NOT TRUSTEES(3)(CONTINUED)

Erin E. Chapman         Assistant Secretary            -  Indefinite Term            Assistant General Counsel (October 2007
120 E. Liberty Drive,                                                                to Present), Associate Counsel (March
Suite 400                                              -  Since June 2009            2006 to October 2007), First Trust
Wheaton, IL 60187                                                                    Advisors L.P. and First Trust Portfolios
D.O.B.: 08/76                                                                        L. P.; Associate Attorney (November 2003
                                                                                     to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas          Assistant Treasurer            -  Indefinite Term            Senior Vice President (April 2007 to
120 E. Liberty Drive,                                                                Present), Vice President (January 2005
Suite 400                                              -  Since Fund Inception       to April 2007), First Trust Advisors
Wheaton, IL 60187                                                                    L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Christopher R. Fallow   Assistant Vice President       -  Indefinite Term            Assistant Vice President (August 2006 to
120 E. Liberty Drive,                                                                Present), Associate (January 2005 to
Suite 400                                              -  Since Fund Inception       August 2006), First Trust Advisors L.P.
Wheaton, IL 60187                                                                    and First Trust Portfolios L.P.;
D.O.B.: 04/79                                                                        Municipal Bond Trader (July 2001 to
                                                                                     January 2005), BondWave LLC (Software
                                                                                     Development Company/Investment Advisor)

W. Scott Jardine        Secretary and Chief            -  Indefinite Term            General Counsel, First Trust Advisors
120 E. Liberty Drive,   Compliance Officer                                           L.P., First Trust Portfolios L.P., and
Suite 400                                              -  Since Fund Inception       BondWave LLC (Software Development
Wheaton, IL 60187                                                                    Company/Investment Advisor); Secretary
D.O.B.: 05/60                                                                        of Stonebridge Advisors LLC (Investment
                                                                                     Advisor)

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2009 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES            TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                 LENGTH OF SERVICE                   DURING PAST 5 YEARS
  ------------------    ----------------------------   ---------------------------   ----------------------------------------
                                         OFFICERS WHO ARE NOT TRUSTEES(3)(CONTINUED)

Daniel J. Lindquist     Vice President                 -  Indefinite Term            Senior Vice President (September 2005
120 E. Liberty Drive,                                                                to Present), Vice President (April 2004
Suite 400                                              -  Since Fund Inception       to September 2005), First Trust
Wheaton, IL 60187                                                                    Advisors L.P. and First Trust
D.O.B.: 02/70                                                                        Portfolios L.P.

Coleen D. Lynch         Assistant Vice President       -  Indefinite Term            Assistant Vice President (January 2008
120 E. Liberty Drive,                                                                to Present), First Trust Advisors L.P.
Suite 400                                              -  Since July 2008            and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                                    President (May 1998 to January 2008),
D.O.B.: 07/58                                                                        Van Kampen Asset Management and Morgan
                                                                                     Stanley Investment Management

Kristi A. Maher         Assistant Secretary and        -  Indefinite Term            Deputy General Counsel (May 2007 to
120 E. Liberty Drive,   Deputy Chief Compliance                                      Present), Assistant General Counsel
Suite 400               Officer                        -  Assistant Secretary        (March 2004 to May 2007), First Trust
Wheaton, IL 60187                                         since Fund Inception       Advisors L.P. and First Trust
D.O.B.: 12/66                                                                        Portfolios L.P
                                                       -  Deputy Chief Compliance
                                                          Officer since November
                                                          2009

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2009 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

I. SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

     A. Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     B. Information about your transactions with us, our affiliates or others;

     C. Information we receive from your inquiries by mail, e-mail or telephone; and

     D. Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

II. INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

III. DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     A. In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

     B. We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

IV. CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

V. POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $44,000 for 2008 and $46,800 for 2009.

     (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

          AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

     (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $8,589.90 for 2008 and $8,089.86 for 2009. These fees were for tax preparation.

          TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2008 and $0 for 2009.

     (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

          ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          (b) 0%

          (c) 0%

          (d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2008 were $8,589.90 and $12,143 for the Registrant and the Registrant's investment adviser, respectively, and for 2009 were $8,089.86 and $36,000 for the Registrant and the Registrant's investment adviser, respectively.

(h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                        ABERDEEN U.S. REGISTERED ADVISERS

                      PROXY VOTING POLICIES AND PROCEDURES

                            AS OF SEPTEMBER 09, 2008

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited, a UK Corporation ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I.   DEFINITIONS

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.  GENERAL VOTING POLICIES

A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients or the clients' designees.

2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III. SPECIFIC VOTING POLICIES

A.   General Philosophy.

- Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

- Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

- Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.  PROXY VOTING PROCEDURES

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's designated proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B.   Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients;
(4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The proxy administration process is carried out by the Global Voting Team based in Scotland ("PA-UK)". The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK . The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the designated PA and the Corporate Governance Group ("CGG") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The US Fund Administration group ("PA-US"), and the PA-UK, are responsible for ensuring that votes for Aberdeen Advisers' clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the Funds which are advised or sub-advised by the Aberdeen Advisers, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Corporate Governance Group ("CGG"). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from Aberdeen US, Aberdeen UK, Aberdeen AU, AAMISL and Aberdeen Singapore's portfolio management teams,. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Custodians for certain clients provide the PA-US with access to ProxyEdge. PA-UK helps facilitate and coordinate proxy voting for certain U.S. clients of the Aberdeen Advisers. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.   DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

A.   Documentation.

The Aberdeen US Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK and PA-US are responsible for:

1.   Overseeing the proxy voting process;

2. Consulting with portfolio managers/analysts for the relevant portfolio security; and

3. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.   Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

     For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 9, 2010

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

DEVAN KALOO

HEAD OF EMERGING MARKET EQUITY FOR THE ABERDEEN GROUP

Mr. Kaloo is responsible for the London-based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh, Scotland, shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

JOANNE IRVINE

HEAD OF GEM EQUITY TEAM EX ASIA

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance, specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES

INVESTMENT MANAGER, GEM EQUITY TEAM

After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
       MEMBER

INFORMATION PROVIDED AS OF DECEMBER 31, 2009

(assets in millions).

                                                                                                          Total Assets
                                                                                         # of Accounts     for which
                                                                 Total                    Managed for     Advisory
                                                                 # of                   which Advisory    Fee is Based
Name of Portfolio Manager                                       Accounts     Total      Fee is Based on        on
      or Team Member              Type of Accounts               Managed    Assets        Performance     Performance
-------------------------   ---------------------------------   --------   ----------   ---------------   ------------
1.  Devan Kaloo             Registered Investment Companies:         9     $ 2,020.42          0            $       0
                            Other Pooled Investment Vehicles:       11     $ 8,776.49          0            $       0
                            Other Accounts:                         55     $12,585.18          6            $1,539.65
2.  Joanne Irvine           Registered Investment Companies:         9     $ 2,020.42          0            $       0
                            Other Pooled Investment Vehicles:       11     $ 8,776.49          0            $       0
                            Other Accounts:                         55     $12,585.18          6            $1,539.65

3.  Mark Gordon-James       Registered Investment Companies:         9     $ 2,020.42          0            $       0
                            Other Pooled Investment Vehicles:       11     $ 8,776.49          0            $       0
                            Other Accounts:                         55     $12,585.18          6            $1.539.65
4.  Brett Diment            Registered Investment Companies:        11     $   557.20          0            $       0
                            Other Pooled Investment Vehicles:       86     $16,910.16          0            $       0
                            Other Accounts:                        443     $44,857.01         16            $1,589.57
5.  Max Wolman              Registered Investment Companies:        10     $   515.51          0            $       0
                            Other Pooled Investment Vehicles:       78     $12,735.88          0            $       0
                            Other Accounts:                        358     $41,603.06         16            $1.589.57

POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of the registrant's investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

Aberdeen aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fungability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

NEW ISSUE ALLOCATION

Aberdeen seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our LAB portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than LAB, we may adjust the target allocation to reflect the characteristics of the non-LAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-LAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

BATCH TRANSACTION AND ALLOCATION POLICY - EQUITY

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 9, 2010

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards. In addition to an attractive compensation package, Aberdeen also offers a first class benefits package.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. As the level of the bonus goes up, the amount of equity given to an investment professional goes up.

Performance is reviewed on a formal basis once a year and these reviews influence individual staff members' subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Overall participation in team meetings, quality of research analysis, and presenting the team externally are also contributory factors.

These reviews are subjective and are not tied to any pre-determined formula (i.e., directly linked to new assets raised). While the quantum of bonuses can be very attractive, equity incentives offer the potential to form a substantially greater part of compensation over the longer term. Therefore, the equity component of the compensation plan provides the opportunity for direct ownership, which in our view directly aligns the interests of the investment team with those of our clients. The equity component typically vests annually over a 3-year period. Leavers who depart prior to the end of the full vesting period would typically forfeit their ownership stake.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2009

Name of Portfolio   Dollar ($) Range of
   Manager or          Fund Shares
   Team Member      Beneficially Owned
-----------------   -------------------
Devan Kaloo                 $0
Joanne Irvine               $0
Mark Gordon-James           $0
Brett Diment                $0
Max Wolman                  $0

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                        (C) TOTAL NUMBER OF SHARES (OR   (D) MAXIMUM NUMBER (OR APPROXIMATE DOLLAR
               (A) TOTAL NUMBER OF   (B) AVERAGE PRICE   UNITS) PURCHASED AS PART OF    VALUE) OF SHARES (OR UNITS) THAT MAY YET BE
                SHARES (OR UNITS)   PAID PER SHARE (OR    PUBLICLY ANNOUNCED PLANS             PURCHASED UNDER THE PLANS
   PERIOD          PURCHASED              UNIT)                OR PROGRAMS                              OR PROGRAMS
-------------  -------------------  ------------------  ------------------------------  -------------------------------------------
Month #1
(01/01/2009 -
01/31/2009)          18,749               $11.2762                  68,797                                 639,831

Month #2
(02/01/2009 -         9,556               $10.1038                  78,353                                 630,275
02/28/2009)

Month #3
(03/01/2009 -        32,432               $10.1675                 110,785                                 597,843
03/31/2009)

Month #4
(04/01/2009 -        20,211               $11.3302                 130,996                                 577,632
04/30/2009)

Month #5
(05/01/2009 -        12,470               $12.3901                 143,466                                 565,162
05/31/2009)

Month #6
(06/01/2009 -        41,045                14.1021                 184,511                                 650,367
06/30/2009)

Month #7
(07/01/2009 -        51,449                14.7489                 235,960                                 598,918
07/31/2009)

Month #8
(08/01/2009 -        37,024                15.9438                 272,984                                 561,894
08/31/2009)

Month #9
(09/01/2009 -        35,908                16.6902                 308,892                                 525,986
09/30/2009)

Month #10
(10/01/2009 -        71,571                18.1120                 380,463                                 454,415
10/31/2009)

Month #11
(11/01/2009 -        80,700                18.0406                 461,163                                 373,715
11/30/2009)

Month #12
(12/01/2009 -        43,840                18.2375                 505,003                                 203,754
12/31/2009)

Total               454,955                15.6063                 505,003                                 203,754

     On November 17, 2008, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on May 17, 2009, but on June 2, 2009, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program expired again on December 2, 2009, but on December 15, 2009, the Fund again announced that the Board authorized the continuation of the Fund's share repurchase program. For the years ended December 31, 2009, and 2008, the Fund repurchased 454,955 and 50,048, respectively, of its shares at a weighted-average discount of 11.47% and 22.65%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares as it believes such activity will further the accomplishment of the foregoing objectives, subject to the earlier of (i) the repurchase of an additional 203,625 common shares (for an aggregate of 708,628), or (ii) March 15, 2010.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Aberdeen Emerging Opportunity Fund


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date February 19, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date February 19, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          -----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date February 19, 2010

* Print the name and title of each signing officer under his or her signature.